Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Senior Vice President & Acting CFO
(949) 718-4400

NHP REPORTS FIRST QUARTER RESULTS AND

$146.1 MILLION OF NEW INVESTMENTS

(NEWPORT BEACH, California, May 4, 2005)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced first quarter 2005 operating results and new investments totaling $146.1 million — $25.3 million for the first quarter (in addition to the previously announced $39.9 million transaction) and the $120.8 million buyout of JER’s interest in our joint venture that closed on May 3, 2005.

2005 FIRST QUARTER RESULTS

The following table presents selected financial results for the first quarter of 2005 as compared to 2004:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended March 31

Item	2005	2004	Change
Revenues	$51,441	$40,981	$10,460	25.5%
Net Income	$13,361	$14,556	$(1,195)	(8.2)%
Net Income Per Share	$0.14	$0.20	$(0.06)	(30.0)%
FFO	$22,374	$23,248	$(874)	(3.8)%
Diluted FFO Before Impairments	$31,605	$23,248	$8,357	35.9%
FFO Per Share	$0.33	$0.36	$(0.03)	(8.3)%
Diluted FFO Per Share Before Impairments	$0.44	$0.36	$0.08	22.2%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

Diluted FFO per share for the quarter was $0.33. Prior to impairments of $7,169,000 (and including the add-back of dividends on our convertible preferred stock that are dilutive at this level of FFO), FFO before such charges was $31,605,000, or $0.44 per share. The impairments totaling $7,169,000 consisted of an impairment of $7,019,000 related to a facility that will no longer be operated as a skilled nursing facility and a related receivable from the operator of such facility and $150,000 related to a land parcel that is held for sale. The results for the first quarter of 2005 include a separation charge of $585,000 related to payments under the separation agreement we entered into with our former CFO. The results for the first quarter of 2004 included the impact of a charge of $1,402,000 related to the retirement of our former CEO.

“We recently revisited our methodology for calculating FFO and decided to make a change to conform to the definition used by the National Association of Real Estate Investment Trusts (NAREIT),” said Acting Chief Financial Officer Abdo H. Khoury. “From this point forward we will only be adding back real estate related depreciation and amortization to arrive at FFO, as opposed to adding back all depreciation and amortization which was our prior practice. This will reduce our FFO per share by $0.01 in 2005. While this change causes a reduction in our FFO for the current period, our guidance for the year and all prior periods, the change is relatively consistent over time and does not change the historical trends in our FFO.”

NEW INVESTMENTS

First Quarter 2005. $25.3 million in addition to the previously announced $39.9 million transaction, for a first quarter total of $65.2 million.

Previously Announced Investment:

•	On February 1, 2005, NHP acquired ten skilled nursing facilities in Missouri for a total investment of $39.9 million. The facilities have 814 beds ($49,000/bed) with an average age of 12 years. The initial yield on this acquisition/master leaseback transaction is 9.25% with CPI-based annual increases estimated at 2% and EBITDARM rent coverage of 2.8x.

Additional Investments:

•	In March 2005, NHP added two assisted living facilities to its master lease portfolio with Emeritus Corporation. The total investment was $14.3 million with the master lease initial yield of 9% and CPI-based annual increases estimated at 3%.

•	Also in March 2005, NHP added two skilled nursing facilities (a 38-year old, 157-bed facility in Pennsylvania and an 18-year old, 150-bed facility in Texas) to two separate master leases with two different tenants for a total investment of $10.3 million. These acquisitions had a weighted average yield of 10.15%, both with CPI-based annual increases estimated at 2% and EBITDARM rent coverage of over 2x.

•	We also paid $0.7 million as part of an earnout on one independent living facility acquired in May 2004 that yields 9.1% with CPI-based annual increases estimated at 2%.

Second Quarter 2005. On May 3, 2005, we acquired the entire interest of JER Senior Housing, LLC in our joint venture for $120.8 million. As a result, we now own all of the venture’s 46 assisted living & Alzheimer facilities that are master leased to and operated by Alterra Healthcare Corporation. The facilities have 1,552 units in 12 states and on average are eight years old. The cross-defaulted master leases have remaining initial terms expiring at the end of 2020, with current aggregate annual rent of $14.7 million and annual increases averaging 1.8% over the remaining term. Occupancy is over 85% (up from 79% in 2003) with rent coverage at over 1.2x backed by a $7.3 million security deposit and solid balance sheet. This brings NHP’s year-to-date completed investments to $186.0 million.

2005 OVERVIEW

“We are very excited to have acquired JER’s interest in our joint venture at what works out to be about a 9.1% cap rate on 2005 rent,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “The joint venture has proven to be a very good investment for both our partner, JER, and NHP, with each of us enjoying a good return and accomplishing our objectives. After this transaction, our all-in investment in these properties is about $150 million ($96,500 per unit), with a blended yield of 9.84%. The properties, which the NHP/JER venture acquired just prior to Alterra’s largely pre-negotiated bankruptcy filing, as well as our entire Alterra portfolio have shown steady improvement in operations ever since the current management team led Alterra out of bankruptcy in 2003.”

“Our results for the First Quarter before impairment and separation charges closely paralleled our expectations. Although we are never pleased to have an asset impaired, we remain committed to conservatively record a diminution in value at the earliest appropriate time,” said Mr. Pasquale. “We are generally pleased with our portfolio and tenants’ performances, and remain cautiously optimistic that we will generally see continued improvement over the balance of this year.”

2005 GUIDANCE

We have modified our 2005 FFO guidance range excluding impairments to reflect the change in our methodology for calculating FFO and the separation charge in the first quarter. The change in the calculation of FFO to add back only real estate related depreciation and amortization instead of all depreciation and amortization consistent with the NAREIT definition causes a $0.01 reduction in our expected FFO per share and the separation charge results in an additional reduction of $0.01 per share. Our 2005 guidance range excluding impairments is between $1.70 per share and $1.76 per share based on a 2005 FFO guidance range of between $1.60 per share and $1.66 per share. Although management has reiterated its commitment to continue accretive acquisitions in 2005, this guidance incorporates no results from acquisitions besides the $65.2 million of acquisitions completed during the first quarter, nor does it incorporate the impact from any future capital transactions or any future impairments that might arise. While we would normally modify our guidance for completed investments, we will not do so now for our acquisition of JER’s interest in the joint venture pending the refinancing of our credit facility which has a post-acquisition balance of $335 million. This guidance also assumes asset sales with net proceeds during the year in a range of $50 million to $90 million. A reconciliation between net income, FFO and FFO before impairments for guidance purposes is included in the accompanying financial data.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended March 31, 2005. The conference call is accessible by dialing (877) 356-5705 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT that day until midnight Wednesday, May 18, 2005. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 385326. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 423 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 24, 2005.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

MARCH 31, 2005

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2005	2004
Revenues:
Rental income	$48,946	$37,804
Interest and other income	2,495	3,177

	51,441	40,981

Expenses:
Interest & amortization of deferred financing costs	14,586	12,622
Depreciation and amortization	13,339	10,423
General and administrative	3,901	3,867
Impairment of assets	7,019	—

	38,845	26,912

Income before unconsolidated entity	12,596	14,069
Income from unconsolidated joint venture	847	412

Income from continuing operations	13,443	14,481

Discontinued operations
Gain/(loss) on sale of facilities	33	—
Income/(loss) from discontinued operations	(115)	75

	(82)	75

Net income	13,361	14,556
Preferred stock dividends	(3,982)	(1,919)

Income available to common stockholders	$9,379	$12,637

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.14	$0.19
Discontinued operations	—	0.01

Net income	$0.14	$0.20

Weighted average shares outstanding	67,053	64,796

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

MARCH 31, 2005

(IN THOUSANDS)

	March 31, 2005	December 31, 2004
ASSETS

Investments in real estate:
Real estate properties
Land	$193,790	$187,666
Buildings and improvements	1,719,039	1,665,290

	1,912,829	1,852,956
Less accumulated depreciation	(316,225)	(303,766)

	1,596,604	1,549,190
Mortgage loans receivable, net	75,032	75,453
Investment in unconsolidated joint venture	12,076	12,747

	1,683,712	1,637,390
Cash and cash equivalents	9,184	8,473
Receivables	6,475	7,470
Assets held for sale	2,161	3,050
Other assets	49,459	53,728

	$1,750,991	$1,710,111

LIABILITIES AND STOCKHOLDERS’ EQUITY

Bank borrowings	$246,000	$186,000
Senior notes due 2006 - 2038	452,000	470,000
Notes and bonds payable	194,988	187,409
Accounts payable and accrued liabilities	53,353	50,876

Total liabilities	946,341	894,285

Stockholders’ equity:
Series A Preferred Stock	100,000	100,000
Series B Preferred Stock	106,450	106,450
Common stock	6,710	6,681
Capital in excess of par value	872,542	868,091
Cumulative net income	822,136	808,775
Cumulative dividends	(1,103,188)	(1,074,171)

Total stockholders’ equity	804,650	815,826

	$1,750,991	$1,710,111

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2005	2004
Net income	$13,361	$14,556
Preferred stock dividends	(3,982)	(1,919)
Real estate related depreciation and amortization	13,172	10,346
Depreciation in income from joint venture	186	188
(Gain)/loss on sale of facilities	(33)	—
(Gain)/loss on sale of facility from joint venture	(330)	77

Funds From Operations (“FFO”) available to common stockholders (1)	22,374	23,248

Impairments	7,169	—

FFO before impairments	29,543	23,248

Series B Preferred dividend add-back	2,062	—

Diluted FFO before impairments	$31,605	$23,248

Weighted average shares outstanding	67,053	64,796

Series B Preferred Stock add-back	4,681	—

Diluted weighted average shares outstanding	71,734	64,796

Basic/diluted per share amounts:

FFO	$0.33	$0.36

FFO before impairments	$0.44	$0.36

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity).

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%
ASSISTED AND INDEPENDENT LIVING FACILITIES	55%
SKILLED NURSING FACILITIES	37%
CONTINUING CARE RETIREMENT COMMUNITIES	5%
OTHER	3%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT
ASSISTED & IND LIVING FACILITIES	167	$1,081,382,000	$79,760 PER UNIT
SKILLED NURSING FACILITIES	181	687,696,000	$33,367 PER BED
CONTINUING CARE RETIREMENT COM.	6	76,613,000	$65,092 PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578 PER BED

	361	$1,912,829,000

MORTGAGE LOANS RECEIVABLE
	FACILITIES	LOAN VALUE
SKILLED NURSING FACILITIES	13	$47,437,000	$25,422 PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460 PER UNIT
CONTINUING CARE RETIREMENT COM.	1	19,095,000	$44,614 PER BED/UNIT

	15	$75,032,000

	2005	2004	2003
TOTAL RENT COVERAGE - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.3x	1.3x	1.3x
SKILLED NURSING FACILITIES	2.0x	1.9x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.5x	1.6x	1.6x

OCCUPANCY - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	89%	88%
SKILLED NURSING FACILITIES	79%	80%	82%
CONTINUING CARE RETIREMENT COMMUNITIES	92%	89%	89%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	41%	34%	31%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

INVESTMENT BY OPERATOR

(excluding assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARE CORPORATION	54	$194,518,000	10%	10%
AMERICAN RETIREMENT CORPORATION*	16	186,656,000	9%	10%
EMERITUS CORPORATION*	23	179,467,000	9%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	9%
LAUREATE GROUP	8	105,921,000	5%	4%
BEVERLY ENTERPRISES, INC.*	28	99,985,000	5%	7%
EPOCH SENIOR LIVING, INC.	10	94,346,000	5%	4%
COMPLETE CARE SERVICES	35	73,336,000	4%	4%
LIFE CARE CENTERS OF AMERICA, INC.	10	61,389,000	3%	3%
SENIOR SERVICES OF AMERICA	9	60,533,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	17	48,757,000	3%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	2%
THE NEWTON GROUP, LLC	4	42,422,000	2%	2%
LIBERTY HEALTHCARE	11	41,246,000	2%	2%
OTHER - PUBLIC COMPANIES	10	45,718,000	2%	3%
OTHER	112	524,451,000	27%	25%

	376	$1,987,861,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$40,914,000
CASH DEPOSITS		16,786,000

		$57,700,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)		$246,000,000	12%
SENIOR DEBT		646,988,000	32%
EQUITY (UNDEPRECIATED BOOK BASIS)		1,120,875,000	56%

		$2,013,863,000

DEBT COMPOSITION

	AMOUNT	WEIGHTED RATE
FIXED RATE	$624,228,000	7.4%
FLOATING RATE	$22,760,000	2.3%
FLOATING RATE REVOLVING BANK LINE OF CREDIT	$246,000,000	5.75% Prime/3.95% LIBOR

CURRENT QUARTER ACQUISITIONS/EXPENDITURES

	FACILITIES	INVESTMENT
SKILLED NURSING FACILITIES	12	$50,229,000	$44,807 PER BED
ASSISTED & IND LIVING FACILITIES	2	14,270,000	$109,769 PER UNIT
EARNOUT	—	700,000
CAPITAL EXPENDITURES	—	1,668,000

	14	$66,867,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	63,500,000		7.4%
Q1 2007	25,000,000		7.4%
Q2 2007	60,000,000		7.4%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	25,000,000		8.5%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	50,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
THEREAFTER	—		—

	$452,000,000		7.6%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.
(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
Q3 2005	$1,431,000	7.6%
Q4 2005	13,124,000	7.6%
2010	10,328,000	8.6%
2011	5,932,000	7.7%
2012	34,857,000	7.6%
2013	43,401,000	6.0%
2014	—	—
THEREAFTER	85,915,000	5.3%

	$194,988,000	6.3%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2005	3,250,000	6
2006	7,152,000	21
2007	6,316,000	14
2008	2,451,000	5
2009	3,148,000	8
2010	12,239,000	25
2011	4,828,000	15
2012	18,139,000	21
2013	15,240,000	31
2014	25,495,000	33
THEREAFTER	88,664,000	182

	$186,922,000	361

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2005	626,000	—
2006	5,433,000	2
2007	9,191,000	1
2008	5,557,000	1
2009	859,000	—
2010	1,005,000	—
2011	4,993,000	2
2012	1,222,000	—
2013	9,850,000	—
2014	1,489,000	—
THEREAFTER	34,956,000	9

	$75,181,000	15

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED MARCH 31, 2005 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 46 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENT

Three Months Ended March 31, 2005
Rental income	$3,681
Expenses:
Interest and amortization of deferred financing costs	1,096
Depreciation and amortization	740
General and administrative	169

2,005

Income from continuing operations	1,676
Discontinued operations
Gain on sale	1,320
Income from discontinued operations	20

1,340

Net income	$3,016

BALANCE SHEET

ASSETS
Real estate:
Land	$12,335
Buildings and improvements	103,413

115,748
Less accumulated depreciation	(8,236)

107,512
Cash and cash equivalents	3,875
Other assets	792

$112,179

LIABILITIES AND EQUITY
Notes and bonds payable	$60,315
Accounts payable and accr. liab.	3,557

Equity:
Capital Contributions	65,501
Distributions	(36,625)
Cumulative net income	19,431

Total equity	48,307

$112,179

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2005

RECONCILIATION OF 2005 NET INCOME GUIDANCE TO 2005 FFO GUIDANCE

	Low	High
Net income	$1.41	$1.28
Less: preferred dividends	(0.11)	(0.11)
Real estate related depreciation and amortization	0.70	0.71
Depreciation in joint venture	0.01	0.01
Less: gains on sale	(0.30)	(0.12)
Impairment of assets	(0.10)	(0.10)
Separation charge related to former CFO	(0.01)	(0.01)

Funds from operations	1.60	1.66

Impairment of assets	0.10	0.10

FFO before impairment and separation charges	$1.70	$1.76

RECONCILIATION OF FFO ACCORDING TO THE NAREIT DEFINITION TO PREVIOUSLY REPORTED FFO

	Year Ended December 31,
	2004	2003
Net income	$74,822	$53,442
Preferred stock dividends	(11,802)	(7,677)
Real estate related depreciation and amortization	47,541	42,966
Depreciation in income from joint venture	745	751
(Gain)/loss on sale of facilities	(3,750)	2,725
(Gain)/loss on sale of facility from joint venture	116	—

FFO	$107,672	$92,207

FFO previously reported	$108,298	$92,728

Variance	$(626)	$(521)

Basic/Diluted FFO per share	$1.63	$1.66

Basic/Diluted FFO per share previously reported	$1.64	$1.67

Variance	$(0.01)	$(0.01)

Weighted average shares outstanding	66,211	55,654